ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, SUPERSEDES ANY TERM SHEETS PREVIOUSLY DISTRIBUTED AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE FINAL PROSPECTUS.

                                                               OCTOBER 27, 2003


                   FINAL STRUCTURAL AND COLLATERAL TERM SHEET


                $501,879,977 (APPROXIMATE) OF SENIOR CERTIFICATES
                                  GMACM 2003-J7
                            GMAC MORTGAGE, DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-J7




------------------------------------------------------
             FEATURES OF THE TRANSACTION
------------------------------------------------------
o Offering consists of $500,626,200 senior certificates with certificate interest rate of 5.25% rated triple-A by S&P and Fitch.
o The overall expected amount of credit support for the senior certificates is 2.55% on the securities in the form of subordination with a shifting interest structure and a five-year prepayment lockout to the junior certificates.
o Collateral consists of conventional 25 and 30 year fixed rate mortgage loans secured by first liens on one to four family residential properties.
o    The amount of senior certificates is approximate and may vary by up to 5%.
------------------------------------------------------
                     TIME TABLE
------------------------------------------------------
EXPECTED SETTLEMENT:                 October 30, 2003
CUT-OFF DATE:                         October 1, 2003
FIRST DISTRIBUTION DATE:            November 25, 2003
DISTRIBUTION DATE:                 25th of each month


--------------------------------------------------------
                       KEY TERMS
--------------------------------------------------------
ISSUER: GMACM 2003-J7
UNDERWRITER: Goldman, Sachs & Co., and WAMU Capital Corp.

ORIGINATOR:  100% originated or acquired by GMAC Mortgage

TRUSTEE: Bank One, N.A.

TYPE OF ISSUANCE: Public

SERVICER ADVANCING: Yes, subject to recoverability

COMPENSATING INTEREST: Yes, to the extent of the servicing fee for such Distribution Date

LEGAL INVESTMENT: The senior certificates are SMMEA eligible at settlement

INTEREST ACCRUAL: Prior calendar month CLEAN UP CALL: 10% of the Cut-off Date principal balance of the Loans

ERISA ELIGIBLE: Underwriter's exemption may apply to senior certificates, however prospective purchasers should consult their own counsel

TAX TREATMENT: REMIC; senior certificates are regular interests

STRUCTURE: Senior/Subordinate; shifting interest structure with a five-year prepayment lockout to junior certificates.

EXPECTED SUBORDINATION: 2.55%

RATING AGENCIES: S&P and Fitch

MINIMUM DENOMINATION: Senior certificates - $25,000

DELIVERY: Senior certificates - DTC

            FINAL COLLATERAL INFORMATION                             TOTAL
TOTAL OUTSTANDING PRINCIPAL BALANCE:                           $515,013,120.52
NUMBER OF MORTGAGE LOANS:                                                1,153
AVERAGE PRINCIPAL BALANCE OF THE MORTGAGE LOANS:                      $446,672
WEIGHTED AVERAGE ANNUAL MORTGAGE INTEREST RATE:                         5.627%
EXPECTED ADMINISTRATIVE FEES (INCLUDES SERVICING AND                     0.25%
TRUSTEE):
ORIGINAL WEIGHTED AVERAGE AMORTIZED TERM TO MATURITY:                      359
CURRENT WEIGHTED AVERAGE AMORTIZED TERM TO MATURITY:                       357
WEIGHTED AVERAGE SEASONING:                                               1.98
WEIGHTED AVERAGE ORIGINAL LOAN-TO-VALUE RATIO:                          64.59%
CASH-OUT REFINANCE:                                                     18.57%
STANDARD DOCUMENTATION:                                                 83.85%
OWNER OCCUPIED:                                                         95.90%
SINGLE FAMILY / PUD'S:                                                  96.31%
CURRENT FICO:                                                              736
CALIFORNIA %:                                                           24.50%


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood  that  any of such  assumptions  will  coincide  with  actual  market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.